LITMAN GREGORY FUNDS TRUST

Supplement dated December 6, 2024 to the

Prospectus and Statement of Additional Information (“SAI”)

of the Litman Gregory Funds Trust (the “Trust”) dated April 29, 2024, as supplemented

Notice to Existing and Prospective Shareholders of the iMGP High Income Fund (“High Income Fund”) and the iMGP Alternative Strategies Fund (“Alternative Strategies Fund” and, together with the High Income Fund, the “Funds”):

At a meeting of the Board of Trustees (the “Board”) of the Trust on December 4, 2024, iM Global Partner Fund Management, LLC, the investment adviser to the Trust, proposed a reorganization (the “Reorganization”) of the Alternative Strategies Fund into the High Income Fund, whereby the High Income Fund would acquire the assets and assume the liabilities of the Alternative Strategies Fund. The Board of the Trust approved the Reorganization, subject to a determination that the Reorganization will qualify as a tax-free reorganization for U.S. federal income tax purposes. The proposed Reorganization is subject to regulatory disclosure review and effectiveness of a registration statement. There can be no assurance about whether or on what terms the Reorganization would occur. Additional information about the Reorganization will be made available to shareholders of the Funds in a combined information statement/prospectus before the Reorganization date.

In connection with the Reorganization, a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). The registration statement may be amended or withdrawn and the information statement/prospectus it contains will not be distributed to Alternative Strategies Fund shareholders until the registration statement is effective. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Reorganization. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov.

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Investors should carefully consider the investment objectives, risks, fees and expenses of the Funds.

Please keep this Supplement with your Prospectus and Statement of Additional Information.